The SMALLCap Fund, Inc.TM

Annual Report

December 31, 2002

Contents

Portfolio Management Review <Click Here>

Performance Summary <Click Here>

The SMALLCap Fund, Inc.TM

Schedule of Investments <Click Here>

Statement of Assets and Liabilities <Click Here>

Statement of Operations <Click Here>

Statements of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Independent Auditors' Report <Click Here>

Tax Information <Click Here>

Dividend Reinvestment Plan <Click Here>

Share Repurchase Program <Click Here>

Amendment to By-Laws <Click Here>

Stockholder Meeting Results <Click Here>

Directors and Officers <Click Here>

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Audrey M.T. Jones, President of The SMALLCap Fund, Inc.TM discusses the fund's strategy and the market environment during the 12-month period ended December 31, 2002 and offers an outlook for the months ahead.

Q: How did The SMALLCap FundTM perform in 2002?

A: The SMALLCap FundTM, which had a total return of -21.22 percent for the annual period (based on the fund's NAV), underperformed the -14.63 percent return of its benchmark, the S&P SmallCap 600 Index, and the -20.48 percent return of the Russell 2000 Index, both for the same time period. The fund also underperformed the Lipper Small Cap Core Funds Average, which returned -20.27 percent for the year, but outperformed the -29.72 percent return of the Lipper Small Cap Growth Funds Average.

2002 marked the third consecutive calendar year of small cap value stocks outperforming small cap growth stocks on a relative basis, to the point where the divergence between the two styles has reached historical proportions as a three standard deviation event. While the Russell 2000 Index returned -20.48 percent during the year, the -11.43 percent return of the Russell 2000 Value Index handily outperformed the -30.26 percent return of the Russell 2000 Growth Index. The SMALLCap FundTM, continues to be managed with a slight growth bias as we look for growth companies across all sectors of the economy. Performance attribution confirms that investment style was the biggest detractor to our returns in 2002 relative to the benchmark. Over the longer term, the fund continues to be a strong performer.

Q: What were the best and worst stock performers for the fund?

A: Among the fund's top contributors during the annual period were Chicos FAS and Gildan Activewear in consumer discretionary, Fresh Del Monte Products and Tyson Foods in consumer staples, DSP Group, Fair Isaac & Co., and ParthusCeva in information technology, Accredo Health in health care, Unit Corp. in energy, and LNR Property Corp. in real estate. On the other hand, the fund's bottom contributors came primarily from either the information technology or health care sectors. ResMed, Activision, Province Healthcare, Emisphere Technologies, Allegheny Technologies, Wind River Systems, and Flowserve Corp. hindered fund performance. So, too, did Global Industries in energy, Surebeam Corp. in industrials, and SkyWest in transportation.

Q: How was the fund positioned by sector and what impact did this have on its results?

A: For the annual period, the fund's overweighting and strong stock selection in consumer staples as well as effective stock selection in materials, consumer discretionary, and information technology boosted relative performance. However, these positive contributions to performance were not enough to outweigh the negative contributions from the industrials and health care sectors. The fund's positions in the energy, financials, telecommunications services, and utilities sectors had a relatively modest impact on performance.

Q: What were the major factors impacting smaller equities during the annual period?

A: Continuing the trend begun in 1999, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren, as measured by the S&P 500 Index1, for the twelve months ended December 31, 2002. Still, within the annual period, the small-cap equity markets, like the broader equity markets, saw divergent performance.

1 S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Index returns do not reflect expenses, which have been deducted from the fund's return.

During the first quarter of 2002, the S&P SmallCap 600 Index produced a total return of 6.99 percent, as small-cap equities continued the momentum of the fourth quarter of 2001. In January and February, the primary focus of the US equity markets was on company fundamentals and the US economy. As information pertaining to Enron's financial troubles became public, a number of companies with complicated accounting practices were negatively impacted. On the positive side, there were several signs of economic recovery. The information technology and telecommunications industries were particularly affected by deteriorating earnings and profit growth forecasts. During March, investors finally heeded the signs of a recovering economy, and the US equity markets responded positively, led by the small-cap growth segment. The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000.

For the second quarter of 2002, the S&P SmallCap 600 Index produced a total return of -6.53 percent, as equities generally declined to levels not seen since lows reached in September 2001 after the terrorist attacks on the US. In April, higher energy prices and concerns over corporate accounting practices continued to adversely impact investor confidence and, in turn, the US equity markets. The pace of US economic recovery became sluggish. In May, renewed warnings of potential terrorist attacks, escalating tensions between nuclear powers India and Pakistan and frequent suicide bombings in Israel weighed on investor sentiment. In June, indicators of US economic improvement were once again overshadowed by investor disenchantment with corporate accounting scandals, negative media coverage of CEO self-dealing investigations, concerns regarding terrorism, the decline of the US dollar, and negative equity market performance.

During the third quarter of 2002, the S&P SmallCap 600 Index was down 18.61 percent. Fears of a double-dip recession, media coverage of expanding corporate accounting debacles, lackluster corporate earnings announcements, and increasing tensions in the Middle East and Iraq contributed to the US equity market's negative performance. Both value-oriented and growth-oriented stocks suffered. Small-cap securities were hit particularly hard due to the comparative lack of liquidity in this segment of the equity market. During the quarter, the Federal Reserve Board left interest rates unchanged, but appeared to shift its bias toward favoring future interest rate cuts.

The S&P SmallCap 600 Index was up 4.91 percent for the fourth quarter of 2002. Despite slowing economic indicators, US equity markets had their best performing month in October since March 2000. In November, the Federal Reserve Board lowered the targeted federal funds rate by 50 basis points to a new record low of 1.25 percent and moved to a neutral stance. Economic data pointed tentatively to positive growth, rebounding consumer confidence, and even increased business spending. The equity markets continued to rally. During December, economic data remained positive, but concerns over potentially imminent conflict with Iraq and heightened tensions with North Korea adversely impacted investor confidence. The US equity markets declined. The technology and telecommunications sectors had the greatest negative returns, after leading the equity rally for the first two months of the quarter.

Q: What is your outlook for US small-cap equities into 2003?

A: Recent unemployment and business capital investment data indicates that US economic growth remains in a tenuous recovery. However, there are also positive signs that growth continues in certain segments of the economy, such as manufacturing and automobile sales. Retail sales rose 1.2 percent in December, the biggest gain in five months. However, excluding automobiles, overall sales were flat reflective of consumers being adversely impacted by the weak labor market, volatile equity markets, and geopolitical concerns. In our view, the federal government's recently proposed $670 billion stimulus package, if passed by Congress, should provide some much-needed liquidity to the consumer and help boost investor sentiment. We believe the consumer remains the key to US economic recovery, but for that recovery to be sustainable, there will need to be a revival in business investment spending and a firming of labor market conditions. We believe the Federal Reserve Board will be very slow to unwind its accommodative policy stance.

We see the primary risks for the new year led by consumer and investor sentiment that could erode due to negative economic news and/or adverse geopolitical shocks. Ill-timed monetary policy action and/or fiscal policy action could also have a negative impact on the US equity markets. Stagnant business capital spending and/or a weakening in the real estate market could also prolong the equity market's three-year downturn. Overall, earnings disappointments continue to present the primary investment risk.

As for smaller-cap equities more specifically, 2002 saw the S&P SmallCap 600 Index experience its worst annual decline in recent history. However, we believe small-cap stocks' strong fourth quarter 2002 performance and their relative outperformance seen over the last three-plus years should continue through 2003, as there continue to be a number of positive factors supporting smaller stocks. For example, while past performance is no guarantee of future results, coming out of recessions, small-cap earnings have usually been better than those of large-cap stocks. Better fundamentals are also relevant to the current period, as small-cap equities have seen better relative earnings growth than their larger counterpart in ten of the last eleven quarters. Small-cap stocks remain undervalued versus large-cap stocks on relative median valuation metrics and have continued to gain visibility.

Q: Given this outlook, what investment strategies do you intend to pursue in the fund going forward?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

• focus on small-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies

• use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term. As always, our primary objective is to maximize capital appreciation for our shareholders. We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

The net asset value of the fund is reported daily on the fund's website: www.thesmallcapfundinc.com.

Performance Summary December 31, 2002

Growth of an Assumed $10,000 Investment
[] The SMALLCap Fund, Inc.TM** [] S&P SmallCap 600 Index+ [] Russell 2000 Index++

Yearly periods ended December 31

Comparative Results*
		1-Year	3-Year	5-Year	10-Year	Life of Fund
The SMALLCap Fund, Inc.TM**	Growth of $10,000	$7,878	$7,909	$11,101	$22,796	$37,276
	Average annual total return	-21.22%	-7.52%	2.11%	8.59%	8.77%
S&P SmallCap 600 Index+	Growth of $10,000	$8,537	$10,169	$11,281	$25,267	$35,650
	Average annual total return	-14.63%	.56%	2.44%	9.71%	8.50%
Russell 2000 Index++	Growth of $10,000	$7,952	$7,903	$9,339	$19,958	$30,606
	Average annual total return	-20.48%	-7.54%	-1.36%	7.15%	7.45%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 6, 1987. Index comparisons begin May 31, 1987.
** Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Summary December 31, 2002

Historical Returns (cumulative)
		Smaller Companies:		Larger Companies:
Period	The SMALLCap Fund, Inc.TM (based on NAV)	S&P SmallCap 600 Index+	Russell 2000 Index++	S&P 500 Index*	Dow Jones Industrial Average**

2002	-21.2%	-14.6%	-20.5%	-22.1%	-15.0%
2001	-9.3%	6.5%	2.5%	-11.9%	-5.4%
2000	10.7%	11.8%	-3.0%	-9.1%	-4.7%
1999	36.7%	12.4%	21.3%	21.0%	27.3%
1998	2.7%	-1.3%	-2.6%	28.6%	18.2%
1997	14.8%	25.6%	22.4%	33.4%	24.9%
1996	20.3%	21.3%	16.5%	23.0%	28.9%
1995	43.1%	30.0%	28.5%	37.6%	36.9%
1994	-3.2%	-4.8%	-1.8%	1.3%	5.0%
1993	8.6%	18.8%	18.9%	10.1%	17.0%
1992	3.8%	21.1%	18.4%	7.6%	7.4%
1991	51.8%	48.5%	46.0%	30.5%	24.3%
1990	-13.4%	-23.7%	-19.5%	-3.1%	-0.5%
1989	25.2%	13.9%	16.3%	31.7%	32.2%
1988	19.1%	19.5%	25.0%	16.6%	16.2%
since inception***	272.7%	256.5%	342.8%	206.4%	448.5%

Portfolio Structure
	Number of Companies		Market Value (Millions)		Percentage of Portfolio
Economic Sector	2002	2001	2002	2001	2002	2001	Change

Consumer Discretionary	7	7	$10.3	$15.1	11%	12%	-1%
Financials	6	8	8.2	14.5	9%	11%	-2%
Information Technology	13	14	23.8	33.3	25%	26%	-1%
Energy	5	7	7.6	9.9	8%	8%	-
Health Care	7	7	11.7	22.3	12%	17%	-5%
Materials	4	5	7.2	9.8	8%	8%	-
Industrials	11	7	18.6	13.1	20%	10%	10%
Telecommunications	-	1	-	.8	-	1%	-1%
Consumer Staples	2	3	3.3	7.3	3%	6%	-3%
Utilities	1	-	1.8	-	2%	-	2%
Total Equities	56	59	92.5	126.1	98%	99%
Cash and Other Assets and Liabilities, net			1.9	1.5	2%	1%
Total Net Assets			94.4	127.6	100%	100%

* S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.
** Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.
It is not possible to invest directly into an index.
*** The Fund commenced operations on May 6, 1987.

Ten Largest Equity Holdings at December 31, 2002 (27.8% of Portfolio)	Stock Symbol	% of Net Assets
1. Accredo Health, Inc. Provider of specialized contract pharmacy and related services	ACDO	3.3%
2. LNR Property Corp. Real estate developer	LNR	3.1%
3. Peabody Energy Corp. Provider of coal	BTU	2.8%
4. Swift Transportation Co., Inc. National truckload carrier	SWFT	2.8%
5. Documentum, Inc. Developer of software products	DCTM	2.8%
6. ABM Industries, Inc. Provider of janitorial, window cleaning and building maintenance	ABM	2.7%
7. Titan Corp. Manufacturer of high technology information and electronic systems	TTN	2.6%
8. Furniture Brands International, Inc. Furniture distributor	FBN	2.6%
9. Packaging Corp. of America Manufacturer of container board and corrugated packaging products	PKG	2.6%
10. Edwards Lifesciences Corp. Designer, developer and manufacturer of medical products and services	EW	2.5%

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Fund Management for The SMALLCap Fund, Inc.TM

The fund is managed by a team with an average of twenty-five years of experience. The portfolio sector responsibilities are as follows:

Audrey M. T. Jones, CFA Credit Sensitive, Energy, Process Industries, Service Companies and Transportation Sectors

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986.

• Over 30 years of investment industry experience.

• BBA, Pace University, Lubin School of Business.

Bob Grandhi, CFA Health Care and Technology Sectors

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001.

• 25 years of financial industry experience.

• BSEE, MS and MBA, Illinois Institute of Technology.

Doris R. Klug, CFA Consumer and Capital Goods Sectors

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000.

• 21 years of investment industry experience.

• MBA, New York University, Stern School of Business.

Schedule of Investments as of December 31, 2002

Shares		Value ($)

	Common Stocks 98.1%
	Consumer Discretionary 11.0%
	Auto Components 1.1%
19,700	BorgWarner, Inc.	993,274
	Household Durables 2.5%
100,100	Furniture Brands International, Inc.*	2,387,385
	Multiline Retail 2.8%
85,500	BJ's Wholesale Club, Inc.*	1,564,650
60,600	Tuesday Morning Corp.*	1,036,260
		2,600,910
	Specialty Retail 3.5%
77,700	Cato Corp. "A"	1,677,543
88,100	Genesco, Inc.*	1,641,303
		3,318,846
	Textiles, Apparel & Luxury Goods 1.1%
44,300	Gildan Activewear, Inc. "A"*	1,037,063
	Consumer Staples 3.5%
	Beverages 2.3%
91,500	Constellation Brands, Inc. "A"*	2,169,465
	Food & Drug Retailing 1.2%
33,400	Performance Food Group Co.*	1,134,231
	Energy 8.0%
	Energy Equipment & Services 6.4%
105,800	FMC Technologies, Inc.*	2,161,494
238,900	Global Industries Ltd.*	996,213
86,300	National-Oilwell, Inc.*	1,884,792
54,700	Unit Corp.*	1,014,685
		6,057,184
	Oil & Gas 1.6%
61,100	Tom Brown, Inc.*	1,533,610
	Financials 8.7%
	Diversified Financials 5.2%
36,900	Affiliated Managers Group, Inc.*	1,856,070
2,700	Chicago Mercantile Exchange*	117,882
40,700	Investment Technology Group, Inc.*	910,052
77,600	Labranche & Co., Inc.*	2,067,264
		4,951,268
	Insurance 0.4%
14,400	Platinum Underwriters Holdings Ltd.*	379,440
	Real Estate 3.1%
81,350	LNR Property Corp.	2,879,790
	Health Care 12.3%
	Biotechnology 3.9%
94,900	Cell Genesys, Inc.*	1,058,230
31,700	Neurocrine Biosciences, Inc.*	1,447,422
27,200	Trimeris, Inc.*	1,174,224
		3,679,876
	Health Care Equipment & Supplies 2.4%
89,900	Edwards Lifesciences Corp.*	2,289,753
	Health Care Providers & Services 4.4%
86,850	Accredo Health, Inc.*	3,061,463
35,100	Mid Atlantic Medical Services, Inc.*	1,137,240
		4,198,703
	Pharmaceuticals 1.6%
58,400	InterMune, Inc.*	1,489,784
	Industrials 19.7%
	Airlines 2.6%
37,950	JetBlue Airways Corp.*	1,024,650
106,100	SkyWest, Inc.	1,386,727
		2,411,377
	Commercial Services & Supplies 4.0%
160,800	ABM Industries, Inc.	2,492,400
78,100	Intercept, Inc.*	1,322,311
		3,814,711
	Construction & Engineering 2.3%
125,500	Insituform Technologies, Inc."A"*	2,139,775
	Electrical Equipment 1.1%
69,200	Belden, Inc.	1,053,224
	Machinery 2.4%
114,100	Joy Global, Inc.*	1,284,766
16,500	Oshkosh Truck Corp.	1,014,750
		2,299,516
	Road & Rail 7.3%
94,437	Heartland Express, Inc.	2,163,646
131,300	Swift Transportation Co., Inc.*	2,628,363
72,600	USFreightways Corp.	2,087,250
		6,879,259
	Information Technology 25.3%
	Computers & Peripherals 1.3%
62,000	Applied Films Corp.*	1,239,380
	IT Consulting & Services 4.6%
54,100	CACI International, Inc. "A"*	1,928,124
230,400	Titan Corp.*	2,396,160
		4,324,284
	Semiconductor Equipment & Products 11.7%
65,400	Cymer, Inc.*	2,109,150
135,600	DSP Group, Inc.*	2,145,192
201,600	Fairchild Semiconductor Corp.*	2,159,136
85,100	Integrated Circuit Systems*	1,553,075
85,100	Silicon Laboratories, Inc.*	1,623,708
95,650	Zoran Corp.*	1,345,796
		10,936,057
	Software 7.7%
72,500	Activision, Inc.*	1,057,775
168,300	Borland Software Corp.*	2,070,090
163,600	Documentum, Inc.*	2,561,976
37,523	Fair, Isaac & Co., Inc.	1,602,232
		7,292,073
	Materials 7.6%
	Containers & Packaging 2.5%
129,600	Packaging Corp. of America*	2,363,904
	Metals & Mining 3.7%
90,200	Peabody Energy Corp.	2,636,546
74,300	Steel Dynamics, Inc.*	893,829
		3,530,375
	Paper & Forest Products 1.4%
30,800	Bowater, Inc.	1,292,060
	Utilities 2.0%
	Water Utilities
90,562	Philadelphia Suburban Corp.	1,865,577

	% of Net Assets	Value ($)

Total Common Stocks (Cost $92,246,468) (a)	98.1	92,542,154
Other Assets and Liabilities, Net	1.9	1,834,208
Net Assets	100.0	94,376,362

* Non-income producing security.
(a) The cost for federal income tax purposes was $92,362,803. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $179,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,443,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,264,129.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

December 31, 2002
Assets
Investments, at value (cost $92,246,468)	$ 92,542,154
Cash	2,090,131
Dividends receivable	30,130
Total assets	94,662,415
Liabilities
Payable for capital shares repurchased	56,542
Advisory fee payable	82,259
Accrued expenses and other	147,252
Total liabilities	286,053
Net assets	$ 94,376,362
Composition of Net Assets
Net unrealized appreciation (depreciation) on investments	295,686
Accumulated net realized gain (loss)	(697,567)
Paid-in capital (150,000,000 shares authorized $0.01 par value)	94,778,243
Net assets	$ 94,376,362
Shares Oustanding	9,971,094
Net Asset Value Per Share, (net assets divided by shares oustanding)	$ 9.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations

11.	For the Year Ended December 31, 2002
Investment Income
Income: Dividends	$ 550,670
Interest	39,523
Total income	590,193
Expenses: Advisory fee	1,097,962
Administrator fee	65,877
Services to shareholders	28,033
Custody fee	31,480
Professional fees	282,271
Directors' fees and expenses	122,864
Reports to shareholders	69,570
Other	73,055
Total expenses	1,771,112
Net investment income (loss)	(1,180,919)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(531,276)
Net unrealized appreciation (depreciation) during the period on investments	(25,667,598)
Net gain (loss) on investment transactions	(26,198,874)
Net increase (decrease) in net assets resulting from operations	$ (27,379,793)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Years Ended December 31,
	2002	2001
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ (1,180,919)	$ (972,247)
Net realized gain (loss) on investment transactions	(531,276)	1,233,780
Net unrealized appreciation (depreciation) on investment transactions during the period	(25,667,598)	(14,137,471)
Net increase (decrease) in net assets resulting from operations	(27,379,793)	(13,875,938)
Distributions to shareholders from: Net realized gains	(1,201,777)	(610,405)
Fund share transactions: Reinvestment of distributions	-	9,955
Shares repurchased	(4,689,182)	(7,271,344)
Net Increase (decrease) in net assets from fund share transactions	(4,689,182)	(7,261,389)
Increase (decrease) in net assets	(33,270,752)	(21,747,732)
Net assets at beginning of period	127,647,114	149,394,846
Net assets at end of period	$ 94,376,362	$ 127,647,114

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Per share operating performance
Net asset value, beginning of period	$ 12.15	$ 13.40	$ 15.90	$ 11.63	$ 11.58
Income (loss) from investment operations:
Net investment income (loss)	(.11)[a]	(.09)	(.13)	(.12)	.01
Net realized and unrealized gain (loss) on investment transactions	(2.46)	(1.10)	1.28	4.39	.25
Total from investment operations	(2.57)	(1.19)	1.15	4.27	.26
Less distributions from: Net investment income	-	-	-	-	(.01)
Net realized gains on investment transactions	(.12)	(.06)	(3.65)	-	(.08)
Tax return of capital	-	-	-	-	(.12)
Total distributions	(.12)	(.06)	(3.65)	-	(.21)
Net asset value, end of period	$ 9.46	$ 12.15	$ 13.40	$ 15.90	$ 11.63
Market value, end of period	$ 8.33	$ 11.01	$ 11.75	$ 14.19	$ 9.69
Total Return
Based on net asset value (%)[b]	(21.22)	(9.33)	10.72	36.70	2.66
Based on market value (%)[b]	(23.29)	(6.30)	10.75	46.45	(10.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	128	149	156	114
Ratio of expenses (%)	1.62	1.34	1.42	1.45	1.56
Ratio of net investment income (loss) (%)	(1.08)	(.73)	(.93)	(.97)	.12
Portfolio turnover rate (%)	72	120	122	114	116
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

Note 1-Significant Accounting Policies

A. Organization

The SMALLCap Fund, Inc.TM (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, diversified, management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

C. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $581,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

D. Distribution of Income and Gains

Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to stockholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (581,000)
Unrealized appreciation (depreciation) on investments	$ 179,351

In addition, during the year ended December 31, 2002 and December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from long-term capital gains	$ 1,201,777	$ 610,405

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Cash

Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

F. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Note 2-Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $77,867,304 and $85,193,460, respectively.

Note 3-Related Parties

A. Investment Advisory Agreement

Under the Investment Advisory Agreement (the "Agreement") with Deutsche Asset Management Inc. ("DeAM, Inc." or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

B. Administrator Service Fee

For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.06% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. Fees for services rendered by the accounting agent are paid by the Administrator. For the year ended December 31, 2002, the Administrator Service Fee aggregated $65,877, of which $4,935 is unpaid.

C. Directors' Fees and Expenses

The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Note 4-Capital Share Transactions

There were 150,000,000 capital shares authorized.

Transactions in capital shares were as follows:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Reinvested	-	$ -	831	$ 9,955
Repurchased	(536,700)	(4,689,182)	(641,400)	(7,271,344)
Net decrease	(536,700)	$ (4,689,182)	(640,569)	$ (7,261,389)

Independent Auditors' Report

To the Board of Directors and Shareholders of
The SMALLCap Fund, Inc.TM:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the The SMALLCap Fund, Inc.TM (the "Fund"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the The SMALLCap Fund, Inc.TM, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

[KPMG Logo]

Boston, Massachusetts
Feburary 10, 2003

Tax Information (Unaudited)

The Fund paid distributions of $.117 per share from net long-term capital gains during its year ended December 31, 2002, of which 100% represents 20% rate gains.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-331-1710.

Dividend Reinvestment Plan (Unaudited)

The Plan

Under the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund. PFPC Inc. administers the Plan. You are deemed to participate in the Plan unless you elect to be paid in cash. If you want to be paid in cash, you should notify PFPC. If your shares are held in the name of a broker or nominee or you are transferring your account to a new broker, you should tell your broker or nominee whether you wish to participate in the Plan or to receive their distributions in cash.

You may withdraw from the Plan at any time by notifying PFPC in writing. If PFPC receives your notice within seven days of the record date of a distribution, your withdrawal from the Plan will be effective after that distribution is paid. When you withdraw from the Plan, you will receive a stock certificate for your full shares and a check for any fractional shares. The value of the fractional shares will be determined by using the Fund's current market value (net of any expenses incurred in converting the fractional shares to cash).

The method for determining the number of shares you receive when your distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of shares you receive will be determined by dividing the amount of your distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, the number of shares you receive will be determined by dividing the amount of your distribution by the Fund's average closing price over the five trading days preceding the payment date.

Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, PFPC will apply the amount of such dividend or distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to open-market purchase in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. PFPC may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by PFPC shall be the price per share allocable to each Plan participant.

There will be no brokerage charges for shares directly issued by the Fund. There is no direct service charge to participants in the Plan. PFPC's fees will be borne by the Fund. The Board reserves the right to amend the Plan either to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

Share Repurchase Program (Unaudited)

On August 16, 2000 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000, 641,400 shares in 2001 and an additional 536,700 shares in 2002. The Board of Directors and Fund Management expect the Fund to continue to make such purchases from time to time during 2003.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives may have the positive effect of temporarily reducing the Fund's current discount.

Amendment to By-Laws (Unaudited)

The Fund's by-laws provide that stockholders that intend to submit a proposal for action at any regular or special meeting of stockholders must comply with the advance notice provisions set forth in the Fund's by-laws. Please contact Fran Pollack-Matz, the Secretary of the Fund, at (410) 895-3288 for additional information.

At a special telephonic Board meeting held on December 19, 2002, the Fund's Board of Directors has approved a set of corporate governance proposals which are designed to address potential conflicts of interests involving directors, officers and significant stockholders which could adversely impact the Fund. The action was taken in light of recent significant action by Congress, the Securities and Exchange Commission and other regulatory agencies to enhance corporate responsibility and director independence for public companies. Specifically, the Board adopted a Conflicts of Interest and Corporate Opportunity Policy (the "Conflicts Policy") and several related amendments to the Fund's Bylaws. The Bylaw amendments generally require, among other things:

• The Nominating Committee of the Board to screen any potential nominees for election to the Board of Directors to determine if any would violate the Conflicts Policy if elected, and to disqualify any nominee which would violate the Conflicts Policy;

• The approval of 75% of the independent directors on the Board before the Fund can engage an investment advisor which is affiliated with one of the independent directors or a controlling stockholder of the Fund; and

• The Fund to conduct a tender offer for at least 50% of its outstanding shares according to specific terms set forth in the Bylaw provision if an advisory agreement with an investment advisor which is affiliated with an independent director or controlling stockholder is approved by the Board.

Stockholder Meeting Results (Unaudited)

At the Annual Stockholder Meeting (the "Meeting") of The SMALLCap Fund, Inc.TM (the "Fund") held on June 5, 2002 and completed July 25, 2002, following an adjournment as to Proposal 1, stockholders voted on the following proposals.

1. To approve the reorganization of The SMALLCap Fund, Inc.TM into the Deutsche Small Cap Fund, an open-end investment company.

For	Against	Abstain
4,161,225	394,882	134,408

This proposal required a majority of the 10,507,794 votes outstanding and thus did not pass.

2. To elect as Directors* of the Fund until 2005:

	Number of Votes:
	For	Withheld
Andrew A. Strauss	4,220,175	58,065
Glenn W. Wilcox	4,219,982	58,258
Robert E. Greeley	2,758,372	180,212
Joseph J. Incandela	2,758,372	180,212

*The nominees receiving the two highest vote totals, Mr. Strauss and Mr. Wilcox, were elected Directors.

These voting results have been certified by IVS Associates, Inc., which served as the independent inspector of elections for the meeting.

Directors and Officers (Unaudited)

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Ralph W. Bradshaw 12/4/50 Director since 2001	President, Cornerstone Advisors, Inc. (investment advisor) (February 2001 to present); Financial Consultant (December 1992 to present); Director of: Cornerstone Total Return Fund, Inc. (October 2001 to present), Cornerstone Strategic Value Fund, Inc. (September 1998 to present) and Progressive Return Fund, Inc. (October 1999 to present), all closed-end funds; Vice President, Deep Discount Advisors, Inc. (investment advisor) (June 1993 to December 1999).	1
Robert Kuftinec 7/11/69 Director since 2002	Managing Director, Overture Capital Partners (private equity firm) (July 2001 to present). Formerly, Managing Director, Shields & Company (privately-held investment banking firm) (July 1996 to July 2001).	1
Mark P. Naylor 9/30/69 Director since 2002	Managing Director, Overture Capital Partners (private equity firm) (July 2000 to present). Formerly, Principal, Stolberg, Meehan & Scano, (private equity firm) (August 1997 to July 2000); Vice President, Shields & Company (privately-held investment banking firm) (1992-1995).	1
Andrew A. Strauss 11/09/53 Director since 2002	Attorney and senior member of Strauss & Associates, P.A., Attorneys (1993 to present); Director, Progressive Return Fund (April 2000 to present), The Cornerstone Strategic Return Fund (October 2001 to present), Cornerstone Strategic Value Fund (April 2000 to present), (all registered closed-end funds), Memorial Mission Hospital Foundation (December 1998 to present), Deerfield Episcopal Retirement Community (February 1998 to present) and Asheville Symphony (January 2003 to present). Formerly, President, White Knight Healthcare (December 1991 to March 1993), and LMV Leasing, a wholly owned Subsidiary of Xerox Credit Corporation (January 1982 to December 1991).
		1
Glenn W. Wilcox, Sr. 12/16/31 Director since 2002	Director, Chairman and CEO, Wilcox Travel Agency (1964 to present); Director, Champion Industries (commercial printer-business forms, office products and office furniture) (1997 to present), Wachovia Corp. (banking-regional advisory board due to merger First Union) (2002 to present), EIS Fund (merged with CRF), Cornerstone Strategic Value Fund (April 2000 to present), Progressive Return Fund (April 2000 to present), and The Cornerstone Strategic Return Fund (October 2001 to present) (all registered closed-end funds); Board Trustee and Chairman (2002 and 2003) of Appalachian State University (1997 to present) and Chairman, Tower Associates, Inc. (a real estate venture) (1988 to present). Formerly, Board Trustee and Director, Mars Hill College (1998 to 2002).
		1
Richard D. Wood 10/14/39 Director since 1987	Consultant (October 1994 to present). Formerly, Chairman and President, Optical Radiation Corp. (1969 to October 1994).	1

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Audrey M.T. Jones[2] 3/4/45 President and Director since 1999	Managing Director and Portfolio Manager, Deutsche Asset Management (September 1986 to present).	1

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale 7/17/45 Executive Vice President since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).

Daniel O. Hirsch 3/27/54 Vice President and Assistant Secretary since 2002	Managing Director, Deutsche Asset Management (2002 to present) and Director, Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles Rizzo 8/5/57 Treasurer since 2001	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Fran Pollack-Matz 5/24/61 Secretary since 2000	Vice President, Deutsche Asset Management (formerly BT Alex. Brown Inc.) (1998 to present); Senior Attorney, Securities and Exchange Commission (1992-1998).

1 The mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Ms. Jones is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Ms. Jones is a Managing Director and a Portfolio Manager of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Notes

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INDEPENDENT AUDITORS KPMG LLP 99 High Street Boston, MA 02110
TRANSFER AGENT PFPC P.O. Box 43027 Providence, RI 02940
CUSTODIAN Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
INVESTMENT ADVISOR Deutsche Asset Management, Inc. 345 Park Avenue New York, NY 10017
Send correspondence to: Deutsche Asset Management, Inc. One South Street 18th Floor Baltimore, MD 21202

Deutsche Asset Management, Inc. (the Advisor to The SMALLCap Fund, Inc.TM) is an indirect wholly owned subsidiary of Deutsche Bank AG.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

STOCKHOLDER INFORMATION SERVICE

The Fund's net asset value is reported each week in The Wall Street Journal and Barron's. The net asset value is also available daily on the Fund's website at:
Stockholder Inquiries: Deutsche Asset Management Attn: The SMALLCap Fund, Inc. 1 South Street, 18th Floor Baltimore, MD 21202-3298 or by calling (212) 336-4891 or visiting www.thesmallcapfundinc.com

	NYSE Symbol	CUSIP Number
The SMALLCap Fund, Inc.TM	MGC	831680103

TSCF-x (12/02)
Printed 2/03